 EXHIBIT 99.2

AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2018	2017	Change	2018	2017	Change
Operating Revenues
Service	$42,496	$36,225	17.3%	$152,345	$145,597	4.6%
Equipment	5,497	5,451	0.8%	18,411	14,949	23.2%
Total Operating Revenues	47,993	41,676	15.2%	170,756	160,546	6.4%

Operating Expenses
Cost of revenues
Equipment	5,733	6,532	(12.2)%	19,786	18,709	5.8%
Broadcast, programming and operations	8,885	6,003	48.0%	26,727	21,159	26.3%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,691	9,391	(7.5)%	32,906	37,942	(13.3)%
Selling, general and administrative	10,586	9,484	11.6%	36,765	35,465	3.7%
Asset abandonment and impairments	46	2,914	(98.4)%	46	2,914	(98.4)%
Depreciation and amortization	7,892	6,071	30.0%	28,430	24,387	16.6%
Total Operating Expenses	41,833	40,395	3.6%	144,660	140,576	2.9%
Operating Income	6,160	1,281	-%	26,096	19,970	30.7%
Interest Expense	(2,112)	(1,926)	9.7%	(7,957)	(6,300)	26.3%
Equity in Net Income (Loss) of Affiliates	23	20	15.0%	(48)	(128)	62.5%
Other Income (Expense) - Net	1,674	(658)	-%	6,782	1,597	-%
Income (Loss) Before Income Taxes	5,745	(1,283)	-%	24,873	15,139	64.3%
Income Tax (Benefit) Expense	615	(20,419)	-%	4,920	(14,708)	-%
Net Income	5,130	19,136	(73.2)%	19,953	29,847	(33.1)%
Less: Net Income Attributable to Noncontrolling Interest	(272)	(99)	-%	(583)	(397)	(46.9)%
Net Income Attributable to AT&T	$4,858	$19,037	(74.5)%	$19,370	$29,450	(34.2)%

Basic Earnings Per Share Attributable to AT&T	$0.66	$3.08	(78.6)%	$2.85	$4.77	(40.3)%
Weighted Average Common Shares Outstanding (000,000)	7,296	6,163	18.4%	6,778	6,164	10.0%

Diluted Earnings Per Share Attributable to AT&T	$0.66	$3.08	(78.6)%	$2.85	$4.76	(40.1)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,328	6,182	18.5%	6,806	6,183	10.1%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2018	2017
Assets
Current Assets
Cash and cash equivalents	$5,204	$50,498
Accounts receivable - net of allowances for doubtful accounts of $907 and $663	26,472	16,522
Prepaid expenses	2,047	1,369
Other current assets	17,704	10,757
Total current assets	51,427	79,146
Noncurrent Inventories and Theatrical Film and Television Production Costs	7,713	-
Property, Plant and Equipment – Net	131,473	125,222
Goodwill	146,370	105,449
Licenses	96,144	96,136
Trademarks and Trade Names - Net	24,345	7,021
Distribution Networks - Net	17,069	-
Other Intangible Assets – Net	26,269	11,119
Investments in and Advances to Equity Affiliates	6,245	1,560
Other Assets	24,809	18,444
Total Assets	$531,864	$444,097

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$10,255	$38,374
Accounts payable and accrued liabilities	43,184	34,470
Advanced billings and customer deposits	5,948	4,213
Accrued taxes	1,179	1,262
Dividends payable	3,854	3,070
Total current liabilities	64,420	81,389
Long-Term Debt	166,250	125,972
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	57,859	43,207
Postemployment benefit obligation	19,218	31,775
Other noncurrent liabilities	30,233	19,747
Total deferred credits and other noncurrent liabilities	107,310	94,729
Stockholders’ Equity
Common stock	7,621	6,495
Additional paid-in capital	125,525	89,563
Retained earnings	58,753	50,500
Treasury stock	(12,059)	(12,714)
Accumulated other comprehensive income	4,249	7,017
Noncontrolling interest	9,795	1,146
Total stockholders’ equity	193,884	142,007
Total Liabilities and Stockholders' Equity	$531,864	$444,097

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2018	2017
Operating Activities
Net income	$19,953	$29,847
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,430	24,387
Amortization of film and television costs	3,772	-
Undistributed earnings from investments in equity affiliates	292	174
Provision for uncollectible accounts	1,791	1,642
Deferred income tax expense (benefit)	610	(15,940)
Net (gain) loss from sale of investments, net of impairments	(739)	(282)
Actuarial (gain) loss on pension and postretirement benefits	(3,412)	1,258
Asset abandonments and impairments	46	2,914
Changes in operating assets and liabilities:
Accounts receivable	(1,244)	(986)
Other current assets, inventories and theatrical film and television production costs	(6,442)	(778)
Accounts payable and other accrued liabilities	1,602	816
Equipment installment receivables and related sales	(490)	(1,239)
Deferred customer contract acquisition and fulfillment costs	(3,458)	(1,422)
Retirement benefit funding	(500)	(1,066)
Other - net	3,391	(1,315)
Total adjustments	23,649	8,163
Net Cash Provided by Operating Activities	43,602	38,010

Investing Activities
Capital expenditures:
Purchase of property and equipment	(20,758)	(20,647)
Interest during construction	(493)	(903)
Acquisitions, net of cash acquired	(43,309)	1,123
Dispositions	2,148	59
(Purchases) sales of securities, net	(185)	449
Advances to and investments in equity affiliates, net	(1,050)	-
Cash collections of deferred purchase price	500	976
Other	2	-
Net Cash Used in Investing Activities	(63,145)	(18,943)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(821)	(2)
Issuance of other short-term borrowings	4,898	-
Repayment of other short-term borrowings	(2,098)	-
Issuance of long-term debt	41,875	48,793
Repayment of long-term debt	(52,643)	(12,339)
Purchase of treasury stock	(609)	(463)
Issuance of treasury stock	745	33
Dividends paid	(13,410)	(12,038)
Other	(3,926)	1,946
Net Cash (Used in) Provided by Financing Activities	(25,989)	25,930
Net (decrease) increase in cash and cash equivalents and restricted cash	(45,532)	44,997
Cash and cash equivalents and restricted cash beginning of year	50,932	5,935
Cash and Cash Equivalents and Restricted Cash End of Year	$5,400	$50,932

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2018	2017	Change	2018	2017	Change
Capital expenditures
Purchase of property and equipment	$4,063	$4,891	(16.9)%	$20,758	$20,647	0.5%
Interest during construction	89	185	(51.9)%	493	903	(45.4)%
Total Capital Expenditures	$4,152	$5,076	(18.2)%	$21,251	$21,550	(1.4)%

Dividends Declared per Share	$0.51	$0.50	2.0%	$2.01	$1.97	2.0%

End of Period Common Shares Outstanding (000,000)				7,282	6,139	18.6%
Debt Ratio				47.7%	53.6%	(590)	BP
Total Employees				268,220	254,000	5.6%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				Year Ended		Percent
				2018	2017	Change
Wireless Subscribers
Domestic				153,006	141,202	8.4%
Mexico				18,321	15,099	21.3%
Total Wireless Subscribers				171,327	156,301	9.6%

Total Branded Wireless Subscribers				111,958	107,740	3.9%

Video Connections
Domestic				24,517	25,270	(3.0)%
Latin America				13,838	13,629	1.5%
Total Video Connections				38,355	38,899	(1.4)%

Broadband Connections
IP				14,751	14,487	1.8%
DSL				950	1,232	(22.9)%
Total Broadband Connections				15,701	15,719	(0.1)%

Voice Connections
Network Access Lines				10,002	11,753	(14.9)%
U-verse VoIP Connections				5,114	5,682	(10.0)%
Total Retail Voice Connections				15,116	17,435	(13.3)%

	Fourth Quarter		Percent	Year Ended		Percent
	2018	2017	Change	2018	2017	Change
Wireless Net Additions
Domestic	2,753	2,757	(0.1)%	11,810	9,474	24.7%
Mexico	1,016	1,320	(23.0)%	3,222	3,126	3.1%
Total Wireless Net Additions	3,769	4,077	(7.6)%	15,032	12,600	19.3%

Total Branded Wireless Net Additions	1,016	2,046	(50.3)%	4,367	4,858	(10.1)%

Video Net Additions
Domestic	(660)	159	-%	(753)	(291)	-%
Latin America	198	139	42.4%	250	42	-%
Total Video Net Additions	(462)	298	-%	(503)	(249)	-%

Broadband Net Additions
IP	7	103	(93.2)%	264	623	(57.6)%
DSL	(53)	(99)	46.5%	(282)	(509)	44.6%
Total Broadband Net Additions	(46)	4	-%	(18)	114	-%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. or in U.S. territories and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2018	2017	Change	2018	2017	Change
Segment Operating Revenues
Mobility	$18,769	$19,168	(2.1)%	$71,344	$71,090	0.4%
Entertainment Group	11,962	12,560	(4.8)%	46,460	49,995	(7.1)%
Business Wireline	6,727	7,382	(8.9)%	26,827	29,293	(8.4)%
Total Segment Operating Revenues	37,458	39,110	(4.2)%	144,631	150,378	(3.8)%

Segment Operating Contribution
Mobility	5,455	4,275	27.6%	21,722	20,204	7.5%
Entertainment Group	825	1,001	(17.6)%	4,713	5,471	(13.9)%
Business Wireline	1,359	1,588	(14.4)%	5,827	6,010	(3.0)%
Total Segment Operating Contribution	$7,639	$6,864	11.3%	$32,262	$31,685	1.8%

Mobility
Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Service	$13,859	$14,282	(3.0)%		$54,933	$57,696	(4.8)%
Equipment	4,910	4,886	0.5%		16,411	13,394	22.5%
Total Operating Revenues	18,769	19,168	(2.1)%		71,344	71,090	0.4%

Operating Expenses
Operations and support	11,246	12,866	(12.6)%		41,266	42,871	(3.7)%
Depreciation and amortization	2,068	2,027	2.0%		8,355	8,015	4.2%
Total Operating Expenses	13,314	14,893	(10.6)%		49,621	50,886	(2.5)%
Operating Income	5,455	4,275	27.6%		21,723	20,204	7.5%
Equity in Net Income (Loss) of Affiliates	-	-	-%		(1)	-	-%
Operating Contribution	$5,455	$4,275	27.6%		$21,722	$20,204	7.5%

Operating Income Margin	29.1%	22.3%	680	BP	30.4%	28.4%	200	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Year Ended		Percent
					2018	2017	Change
Mobility Subscribers
Postpaid					76,889	77,510	(0.8)%
Prepaid					17,000	15,335	10.9%
Branded					93,889	92,845	1.1%
Reseller					7,782	9,366	(16.9)%
Connected Devices					51,335	38,991	31.7%
Total Mobility Subscribers					153,006	141,202	8.4%

	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Mobility Net Additions
Postpaid	13	558	(97.7)%		(97)	641	-%
Prepaid	26	140	(81.4)%		1,290	1,013	27.3%
Branded	39	698	(94.4)%		1,193	1,654	(27.9)%
Reseller	(438)	(530)	17.4%		(1,704)	(1,871)	8.9%
Connected Devices	3,152	2,589	21.7%		12,321	9,691	27.1%
Total Mobility Net Additions	2,753	2,757	(0.1)%		11,810	9,474	24.7%

Branded Churn	1.82%	1.75%	7	BP	1.67%	1.68%	(1)	BP
Postpaid Churn	1.24%	1.11%	13	BP	1.12%	1.07%	5	BP
Postpaid Phone-Only Churn	1.00%	0.89%	11	BP	0.90%	0.85%	5	BP

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on DIRECTV and U-verse distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Video entertainment	$8,676	$9,200	(5.7)%		$33,357	$36,167	(7.8)%
High-speed internet	2,052	1,890	8.6%		7,956	7,674	3.7%
Legacy voice and data services	724	878	(17.5)%		3,041	3,767	(19.3)%
Other service and equipment	510	592	(13.9)%		2,106	2,387	(11.8)%
Total Operating Revenues	11,962	12,560	(4.8)%		46,460	49,995	(7.1)%

Operating Expenses
Operations and support	9,807	10,192	(3.8)%		36,430	38,903	(6.4)%
Depreciation and amortization	1,329	1,367	(2.8)%		5,315	5,621	(5.4)%
Total Operating Expenses	11,136	11,559	(3.7)%		41,745	44,524	(6.2)%
Operating Income	826	1,001	(17.5)%		4,715	5,471	(13.8)%
Equity in Net Income (Loss) of Affiliates	(1)	-	-%		(2)	-	-%
Operating Contribution	$825	$1,001	(17.6)%		$4,713	$5,471	(13.9)%

Operating Income Margin	6.9%	8.0%	(110)	BP	10.1%	10.9%	(80)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Year Ended		Percent
					2018	2017	Change
Video Connections
Satellite					19,222	20,458	(6.0)%
U-verse					3,681	3,631	1.4%
DIRECTV NOW					1,591	1,155	37.7%
Total Video Connections					24,494	25,244	(3.0)%

Broadband Connections
IP					13,729	13,462	2.0%
DSL					680	888	(23.4)%
Total Broadband Connections					14,409	14,350	0.4%

Voice Connections
Retail Consumer Switched Access Lines					3,967	4,774	(16.9)%
U-verse Consumer VoIP Connections					4,582	5,222	(12.3)%
Total Retail Consumer Voice Connections					8,549	9,996	(14.5)%

	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Video Net Additions[1]
Satellite	(403)	(147)	-%		(1,236)	(554)	-%
U-verse	12	(60)	-%		50	(622)	-%
DIRECTV NOW	(267)	368	-%		436	888	(50.9)%
Total Video Net Additions	(658)	161	-%		(750)	(288)	-%

Broadband Net Additions
IP	6	95	(93.7)%		267	574	(53.5)%
DSL	(38)	(76)	50.0%		(208)	(403)	48.4%
Total Broadband Net Additions	(32)	19	-%		59	171	(65.5)%
[1] Includes the impact of customers that migrated to DIRECTV NOW.

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Strategic services	$3,142	$3,070	2.3%		$12,310	$11,950	3.0%
Legacy voice and data services	2,521	3,251	(22.5)%		10,697	13,565	(21.1)%
Other service and equipment	1,064	1,061	0.3%		3,820	3,778	1.1%
Total Operating Revenues	6,727	7,382	(8.9)%		26,827	29,293	(8.4)%

Operating Expenses
Operations and support	4,161	4,586	(9.3)%		16,245	18,492	(12.2)%
Depreciation and amortization	1,207	1,206	0.1%		4,754	4,789	(0.7)%
Total Operating Expenses	5,368	5,792	(7.3)%		20,999	23,281	(9.8)%
Operating Income	1,359	1,590	(14.5)%		5,828	6,012	(3.1)%
Equity in Net Income (Loss) of Affiliates	-	(2)	-%		(1)	(2)	50.0%
Operating Contribution	$1,359	$1,588	(14.4)%		$5,827	$6,010	(3.0)%

Operating Income Margin	20.2%	21.5%	(130)	BP	21.7%	20.5%	120	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Business Solutions Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Wireless service	$1,900	$1,979	(4.0)%		$7,397	$8,009	(7.6)%
Strategic services	3,142	3,070	2.3%		12,310	11,950	3.0%
Legacy voice and data services	2,521	3,251	(22.5)%		10,697	13,565	(21.1)%
Other service and equipment	1,064	1,061	0.3%		3,820	3,778	1.1%
Wireless equipment	780	564	38.3%		2,532	1,552	63.1%
Total Operating Revenues	9,407	9,925	(5.2)%		36,756	38,854	(5.4)%

Operating Expenses
Operations and support	5,911	6,349	(6.9)%		22,719	24,496	(7.3)%
Depreciation and amortization	1,507	1,492	1.0%		5,951	5,901	0.8%
Total Operating Expenses	7,418	7,841	(5.4)%		28,670	30,397	(5.7)%
Operating Income	1,989	2,084	(4.6)%		8,086	8,457	(4.4)%
Equity in Net Income (Loss) of Affiliates	-	(1)	-%		(1)	(1)	-%
Operating Contribution	$1,989	$2,083	(4.5)%		$8,085	$8,456	(4.4)%

Operating Income Margin	21.1%	21.0%	10	BP	22.0%	21.8%	20	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. Results from AT&T's Regional Sports Network (RSN) and Otter Media Holdings are also included in the WarnerMedia segment. The WarnerMedia segment contains three business units: Turner, Home Box Office and Warner Bros.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2018	2017	Change	2018	2017	Change
Segment Operating Revenues
Turner	$3,212	$107	-%	$6,979	$430	-%
Home Box Office	1,673	-	-%	3,598	-	-%
Warner Bros.	4,476	-	-%	8,703	-	-%
Eliminations and other	(129)	-	-%	(339)	-	-%
Total Segment Operating Revenues	9,232	107	-%	18,941	430	-%

Segment Operating Contribution
Turner	1,306	61	-%	3,108	140	-%
Home Box Office	650	-	-%	1,384	-	-%
Warner Bros.	807	-	-%	1,449	-	-%
Eliminations and other	(60)	(20)	-%	(246)	(78)	-%
Total Segment Operating Contribution	$2,703	$41	-%	$5,695	$62	-%

Turner

Turner is comprised of the WarnerMedia businesses managed by Turner as well as our RSN. This business unit creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Subscription	$1,844	$94	-%		$4,207	$365	-%
Advertising	1,149	13	-%		2,330	65	-%
Content and other	219	-	-%		442	-	-%
Total Operating Revenues	3,212	107	-%		6,979	430	-%

Operating Expenses
Operations and support	1,861	58	-%		3,794	331	-%
Depreciation and amortization	60	1	-%		131	4	-%
Total Operating Expenses	1,921	59	-%		3,925	335	-%
Operating Income	1,291	48	-%		3,054	95	-%
Equity in Net Income of Affiliates	15	13	15.4%		54	45	20.0%
Operating Contribution	$1,306	$61	-%		$3,108	$140	-%

Operating Income Margin	40.2%	44.9%	(470)	BP	43.8%	22.1%	2,170	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment

Home Box Office Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Subscription	$1,414	$-	-%		$3,201	$-	-%
Content and other	259	-	-%		397	-	-%
Total Operating Revenues	1,673	-	-%		3,598	-	-%

Operating Expenses
Operations and support	1,025	-	-%		2,187	-	-%
Depreciation and amortization	26	-	-%		56	-	-%
Total Operating Expenses	1,051	-	-%		2,243	-	-%
Operating Income	622	-	-%		1,355	-	-%
Equity in Net Income of Affiliates	28	-	-%		29	-	-%
Operating Contribution	$650	$-	-%		$1,384	$-	-%

Operating Income Margin	37.2%	-%	-	BP	37.7%	-%	-	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Theactrical product	$2,085	$-	-%		$4,002	$-	-%
Television product	1,827	-	-%		3,621	-	-%
Video games and other	564	-	-%		1,080	-	-%
Total Operating Revenues	4,476	-	-%		8,703	-	-%

Operating Expenses
Operations and support	3,623	-	-%		7,130	-	-%
Depreciation and amortization	42	-	-%		96	-	-%
Total Operating Expenses	3,665	-	-%		7,226	-	-%
Operating Income	811	-	-%		1,477	-	-%
Equity in Net Income (Loss) of Affiliates	(4)	-	-%		(28)	-	-%
Operating Contribution	$807	$-	-%		$1,449	$-	-%

Operating Income Margin	18.1%	-%	-	BP	17.0%	-%	-	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2018	2017	Change	2018	2017	Change
Segment Operating Revenues
Vrio	$1,074	$1,391	(22.8)%	$4,784	$5,456	(12.3)%
Mexico	769	824	(6.7)%	2,868	2,813	2.0%
Total Segment Operating Revenues	1,843	2,215	(16.8)%	7,652	8,269	(7.5)%

Segment Operating Contribution
Vrio	66	160	(58.8)%	347	522	(33.5)%
Mexico	(314)	(169)	(85.8)%	(1,057)	(788)	(34.1)%
Total Segment Operating Contribution	$(248)	$(9)	-%	$(710)	$(266)	-%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues	$1,074	$1,391	(22.8)%		$4,784	$5,456	(12.3)%

Operating Expenses
Operations and support	849	1,049	(19.1)%		3,743	4,172	(10.3)%
Depreciation and amortization	169	207	(18.4)%		728	849	(14.3)%
Total Operating Expenses	1,018	1,256	(18.9)%		4,471	5,021	(11.0)%
Operating Income	56	135	(58.5)%		313	435	(28.0)%
Equity in Net Income of Affiliates	10	25	(60.0)%		34	87	(60.9)%
Operating Contribution	$66	$160	(58.8)%		$347	$522	(33.5)%

Operating Income Margin	5.2%	9.7%	(450)	BP	6.5%	8.0%	(150)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Year Ended		Percent
					2018	2017	Change
Vrio Satellite Subscribers					13,838	13,629	1.5%

	Fourth Quarter				Year Ended
	2018	2017			2,018	2,017
Vrio Satellite Net Subscriber Additions	198	139	42.4%		250	42	-%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Wireless service	$440	$501	(12.2)%		$1,701	$2,047	(16.9)%
Wireless equipment	329	323	1.9%		1,167	766	52.3%
Total Operating Revenues	769	824	(6.7)%		2,868	2,813	2.0%

Operating Expenses
Operations and support	956	887	7.8%		3,415	3,232	5.7%
Depreciation and amortization	127	106	19.8%		510	369	38.2%
Total Operating Expenses	1,083	993	9.1%		3,925	3,601	9.0%
Operating Income (Loss)	(314)	(169)	(85.8)%		(1,057)	(788)	(34.1)%
Operating Contribution	$(314)	$(169)	(85.8)%		$(1,057)	$(788)	(34.1)%

Operating Income Margin	(40.8)%	(20.5)%	(2,030)	BP	(36.9)%	(28.0)%	(890)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Year Ended		Percent
					2018	2017	Change
Mexico Wireless Subscribers
Postpaid					5,805	5,498	5.6%
Prepaid					12,264	9,397	30.5%
Branded					18,069	14,895	21.3%
Reseller					252	204	23.5%
Total Mexico Wireless Subscribers					18,321	15,099	21.3%

	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Mexico Wireless Net Additions
Postpaid	(17)	182	-%		307	533	(42.4)%
Prepaid	994	1,165	(14.7)%		2,867	2,670	7.4%
Branded	977	1,347	(27.5)%		3,174	3,203	(0.9)%
Reseller	39	(27)	-%		48	(77)	-%
Total Mexico Wireless Net Subscriber Additions	1,016	1,320	(23.0)%		3,222	3,126	3.1%

XANDR SEGMENT

The Xandr segment provides advertising services. These services utilize data insights to develop higher value targeted advertising. Certain revenues in this segment are also reported by the Communications segment and are eliminated upon consolidation.

Segment Operating Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2018	2017	Change		2018	2017	Change
Segment Operating Revenues	$566	$381	48.6%		$1,740	$1,373	26.7%

Segment Operating Expenses
Operations and support	180	51	-%		398	169	-%
Depreciation and amortization	5	1	-%		9	2	-%
Total Segment Operating Expenses	185	52	-%		407	171	-%
Operating Income	381	329	15.8%		1,333	1,202	10.9%
Segment Operating Contribution	$381	$329	15.8%		$1,333	$1,202	10.9%

Segment Operating Income Margin	67.3%	86.4%	(1,910)	BP	76.6%	87.5%	(1,090)	BP

Supplemental AT&T Advertising Revenues

As a supplemental presentation to our Xandr segment operating results, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets and represents a significant strategic initiative and growth opportunity for AT&T.

Advertising Revenues
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2018	2017	Change	2018	2017	Change
Operating Revenues
WarnerMedia	$1,239	$13	-%	$2,461	$65	-%
Communications	543	420	29.3%	1,827	1,513	20.8%
Xandr	566	381	48.6%	1,740	1,373	26.7%
Eliminations	(473)	(377)	(25.5)%	(1,595)	(1,357)	(17.5)%
Total Advertising Revenues	$1,875	$437	-%	$4,433	$1,594	-%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$18,769	$11,246	$7,523	$2,068	$5,455	$-	$5,455
Entertainment Group	11,962	9,807	2,155	1,329	826	(1)	825
Business Wireline	6,727	4,161	2,566	1,207	1,359	-	1,359
Total Communications	37,458	25,214	12,244	4,604	7,640	(1)	7,639
WarnerMedia
Turner	3,212	1,861	1,351	60	1,291	15	1,306
Home Box Office	1,673	1,025	648	26	622	28	650
Warner Bros.	4,476	3,623	853	42	811	(4)	807
Other	(129)	(39)	(90)	11	(101)	41	(60)
Total WarnerMedia	9,232	6,470	2,762	139	2,623	80	2,703
Latin America
Vrio	1,074	849	225	169	56	10	66
Mexico	769	956	(187)	127	(314)	-	(314)
Total Latin America	1,843	1,805	38	296	(258)	10	(248)
Xandr	566	180	386	5	381	-	381
Segment Total	49,099	33,669	15,430	5,044	10,386	89	10,475
Corporate and Other
Corporate	279	252	27	560	(533)
Acquisition-related items	(49)	435	(484)	2,262	(2,746)
Certain significant items	-	492	(492)	26	(518)
Eliminations and consolidations	(1,336)	(907)	(429)	-	(429)
AT&T Inc.	$47,993	$33,941	$14,052	$7,892	$6,160

December 31, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$19,168	$12,866	$6,302	$2,027	$4,275	$-	$4,275
Entertainment Group	12,560	10,192	2,368	1,367	1,001	-	1,001
Business Wireline	7,382	4,586	2,796	1,206	1,590	(2)	1,588
Total Communications	39,110	27,644	11,466	4,600	6,866	(2)	6,864
WarnerMedia
Turner	107	58	49	1	48	13	61
Home Box Office	-	-	-	-	-	-	-
Warner Bros.	-	-	-	-	-	-	-
Other	-	1	(1)	-	(1)	(19)	(20)
Total WarnerMedia	107	59	48	1	47	(6)	41
Latin America
Vrio	1,391	1,049	342	207	135	25	160
Mexico	824	887	(63)	106	(169)	-	(169)
Total Latin America	2,215	1,936	279	313	(34)	25	(9)
Xandr	381	51	330	1	329	-	329
Segment Total	41,813	29,690	12,123	4,915	7,208	17	7,225
Corporate and Other
Corporate	340	866	(526)	24	(550)
Acquisition-related items	-	176	(176)	1,100	(1,276)
Certain significant items	(154)	3,578	(3,732)	32	(3,764)
Eliminations and consolidations	(323)	14	(337)	-	(337)
AT&T Inc.	$41,676	$34,324	$7,352	$6,071	$1,281

SUPPLEMENTAL SEGMENT RECONCILIATION

Twelve Months Ended
Dollars in millions
Unaudited
December 31, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$71,344	$41,266	$30,078	$8,355	$21,723	$(1)	$21,722
Entertainment Group	46,460	36,430	10,030	5,315	4,715	(2)	4,713
Business Wireline	26,827	16,245	10,582	4,754	5,828	(1)	5,827
Total Communications	144,631	93,941	50,690	18,424	32,266	(4)	32,262
WarnerMedia
Turner	6,979	3,794	3,185	131	3,054	54	3,108
Home Box Office	3,598	2,187	1,411	56	1,355	29	1,384
Warner Bros.	8,703	7,130	1,573	96	1,477	(28)	1,449
Other	(339)	(145)	(194)	22	(216)	(30)	(246)
Total WarnerMedia	18,941	12,966	5,975	305	5,670	25	5,695
Latin America
Vrio	4,784	3,743	1,041	728	313	34	347
Mexico	2,868	3,415	(547)	510	(1,057)	-	(1,057)
Total Latin America	7,652	7,158	494	1,238	(744)	34	(710)
Xandr	1,740	398	1,342	9	1,333	-	1,333
Segment Total	172,964	114,463	58,501	19,976	38,525	55	38,580
Corporate and Other
Corporate	1,240	1,630	(390)	1,498	(1,888)
Acquisition-related items	(49)	1,185	(1,234)	6,931	(8,165)
Certain significant items	-	899	(899)	26	(925)
Eliminations and consolidations	(3,399)	(1,947)	(1,452)	(1)	(1,451)
AT&T Inc.	$170,756	$116,230	$54,526	$28,430	$26,096

December 31, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$71,090	$42,871	$28,219	$8,015	$20,204	$-	$20,204
Entertainment Group	49,995	38,903	11,092	5,621	5,471	-	5,471
Business Wireline	29,293	18,492	10,801	4,789	6,012	(2)	6,010
Total Communications	150,378	100,266	50,112	18,425	31,687	(2)	31,685
WarnerMedia
Turner	430	331	99	4	95	45	140
Home Box Office	-	-	-	-	-	-	-
Warner Bros.	-	-	-	-	-	-	-
Other	-	4	(4)	-	(4)	(74)	(78)
Total WarnerMedia	430	335	95	4	91	(29)	62
Latin America
Vrio	5,456	4,172	1,284	849	435	87	522
Mexico	2,813	3,232	(419)	369	(788)	-	(788)
Total Latin America	8,269	7,404	865	1,218	(353)	87	(266)
Xandr	1,373	169	1,204	2	1,202	-	1,202
Segment Total	160,450	108,174	52,276	19,649	32,627	56	32,683
Corporate and Other
Corporate	1,522	3,306	(1,784)	97	(1,881)
Acquisition-related items	-	798	(798)	4,608	(5,406)
Certain significant items	(243)	3,880	(4,123)	33	(4,156)
Eliminations and consolidations	(1,183)	31	(1,214)	-	(1,214)
AT&T Inc.	$160,546	$116,189	$44,357	$24,387	$19,970

As a supplemental discussion of our operating results, we are providing results under the comparative historical accounting method prior to our adoption of ASC 606 and other accounting changes.

SUPPLEMENTAL INCOME STATEMENT

Supplemental Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Service	$42,496	$(1,435)	$43,931	$36,225	21.3%
Equipment	5,497	571	4,926	5,451	(9.6)%
Total Operating Revenues	47,993	(864)	48,857	41,676	17.2%

Operating Expenses
Cost of revenues
Equipment	5,733	-	5,733	6,532	(12.2)%
Broadcast, programming and operations	8,885	-	8,885	6,003	48.0%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,691	(981)	9,672	9,391	3.0%
Selling, general and administrative	10,586	(466)	11,052	9,484	16.5%
Asset abandonments and impairments	46	-	46	2,914	(98.4)%
Depreciation and amortization	7,892	-	7,892	6,071	30.0%
Total Operating Expenses	41,833	(1,447)	43,280	40,395	7.1%
Operating Income	6,160	583	5,577	1,281	-%
Interest Expense	(2,112)	-	(2,112)	(1,926)	9.7%
Equity in Net Income (Loss) of Affiliates	23	-	23	20	15.0%
Other Income (Expense) - Net	1,674	-	1,674	(658)	-%
Income Before Income Taxes	5,745	583	5,162	(1,283)	-%
Income Tax Expense (Benefit)	615	143	472	(20,419)	-%
Net Income	5,130	440	4,690	19,136	(75.5)%
Less: Net Income Attributable to Noncontrolling Interest	(272)	(6)	(266)	(99)	-%
Net Income Attributable to AT&T	$4,858	$434	$4,424	$19,037	(76.8)%

Basic Earnings Per Share Attributable to AT&T	$0.66	$0.05	$0.61	$3.08	(80.2)%
Weighted Average Common Shares Outstanding (000,000)	7,296	-	7,296	6,163	18.4%

Diluted Earnings Per Share Attributable to AT&T	$0.66	$0.05	$0.61	$3.08	(80.2)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,328	-	7,328	6,182	18.5%

Supplemental Mobility

Supplemental Results
Dollars in millions
Unaudited	Fourth Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Service	$13,859	$(840)	$14,699	$14,282	2.9%
Equipment	4,910	555	4,355	4,886	(10.9)%
Total Operating Revenues	18,769	(285)	19,054	19,168	(0.6)%

Operating Expenses
Operations and support	11,246	(667)	11,913	12,866	(7.4)%
EBITDA	7,523	382	7,141	6,302	13.3%
Depreciation and amortization	2,068	-	2,068	2,027	2.0%
Total Operating Expenses	13,314	(667)	13,981	14,893	(6.1)%
Operating Income	5,455	382	5,073	4,275	18.7%
Equity in Net Income (Loss) of Affiliates	-	-	-	-	-%
Operating Contribution	$5,455	$382	$5,073	$4,275	18.7%

Operating Income Margin	29.1%		26.6%	22.3%	430	BP
EBITDA Margin	40.1%		37.5%	32.9%	460	BP
EBITDA Service Margin	54.3%		48.6%	44.1%	450	BP

Supplemental Entertainment Group

Supplemental Entertainment Group Results
Dollars in millions
Unaudited	Fourth Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Video entertainment	$8,676	$(117)	$8,793	$9,200	(4.4)%
High-speed internet	2,052	-	2,052	1,890	8.6%
Legacy voice and data services	724	(34)	758	878	(13.7)%
Other service and equipment	510	(66)	576	592	(2.7)%
Total Operating Revenues	11,962	(217)	12,179	12,560	(3.0)%

Operating Expenses
Operations and support	9,807	(374)	10,181	10,192	(0.1)%
EBITDA	2,155	157	1,998	2,368	(15.6)%
Depreciation and amortization	1,329	-	1,329	1,367	(2.8)%
Total Operating Expenses	11,136	(374)	11,510	11,559	(0.4)%
Operating Income	826	157	669	1,001	(33.2)%
Equity in Net Income (Loss) of Affiliates	(1)	-	(1)	-	-%
Contribution	$825	$157	$668	$1,001	(33.3)%

Operating Income Margin	6.9%		5.5%	8.0%	(250)	BP
EBITDA Margin	18.0%		16.4%	18.9%	(250)	BP

Supplemental Business Wireline

Supplemental Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Strategic services	$3,142	$(3)	$3,145	$3,070	2.4%
Legacy voice and data services	2,521	(267)	2,788	3,251	(14.2)%
Other service and equipment	1,064	(76)	1,140	1,061	7.4%
Total Operating Revenues	6,727	(346)	7,073	7,382	(4.2)%

Operating Expenses
Operations and support	4,161	(368)	4,529	4,586	(1.2)%
EBITDA	2,566	22	2,544	2,796	(9.0)%
Depreciation and amortization	1,207	-	1,207	1,206	0.1%
Total Operating Expenses	5,368	(368)	5,736	5,792	(1.0)%
Operating Income	1,359	22	1,337	1,590	(15.9)%
Equity in Net Income of Affiliates	-	-	-	(2)	-%
Operating Contribution	$1,359	$22	$1,337	$1,588	(15.8)%

Operating Income Margin	20.2%		18.9%	21.5%	(260)	BP
EBITDA Margin	38.1%		36.0%	37.9%	(190)	BP

Supplemental Latin America

Supplemental Segment Results
Dollars in millions
Unaudited	Fourth Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Segment Operating Revenues
Vrio	$1,074	$-	$1,074	$1,391	(22.8)%
Mexico	769	(9)	778	824	(5.6)%
Total Segment Operating Revenues	1,843	(9)	1,852	2,215	(16.4)%

Segment Operating Expenses
Operations and support	1,805	(30)	1,835	1,936	(5.2)%
EBITDA	38	21	17	279	(93.9)%
Depreciation and amortization	296	-	296	313	(5.4)%
Total Segment Operating Expenses	2,101	(30)	2,131	2,249	(5.2)%
Segment Operating Income (Loss)	(258)	21	(279)	(34)	-%
Equity in Net Income of Affiliates	10	-	10	25	(60.0)%
Segment Contribution	$(248)	$21	$(269)	$(9)	-%

Operating Income Margin	(14.0)%		(15.1)%	(1.5)%	(1,360)	BP
EBITDA Margin	2.1%		0.9%	12.6%	(1,170)	BP

Supplemental Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship, and underscores the importance of mobile solutions to serving our business customers.

Supplemental Operating Results
Dollars in millions
Unaudited	Fourth Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Wireless service	$1,900	$(209)	$2,109	$1,979	6.6%
Strategic services	3,142	(3)	3,145	3,070	2.4%
Legacy voice and data services	2,521	(267)	2,788	3,251	(14.2)%
Other service and equipment	1,064	(76)	1,140	1,061	7.4%
Wireless equipment	780	210	570	564	1.1%
Total Operating Revenues	9,407	(345)	9,752	9,925	(1.7)%

Operating Expenses
Operations and support	5,911	(470)	6,381	6,349	0.5%
EBITDA	3,496	125	3,371	3,576	(5.7)%
Depreciation and amortization	1,507	-	1,507	1,492	1.0%
Total Operating Expenses	7,418	(470)	7,888	7,841	0.6%
Operating Income	1,989	125	1,864	2,084	(10.6)%
Equity in Net Income (Loss) of Affiliates	-	-	-	(1)	-%
Operating Contribution	$1,989	$125	$1,864	$2,083	(10.5)%

Operating Income Margin	21.1%		19.1%	21.0%	(190)	BP
EBITDA Margin	37.2%		34.6%	36.0%	(140)	BP

As a supplemental discussion of our operating results, we are providing results under the comparative historical accounting method prior to our adoption of ASC 606 and other accounting changes.

SUPPLEMENTAL INCOME STATEMENT

Supplemental Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Year Ended
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Service	$152,345	$(5,634)	$157,979	$145,597	8.5%
Equipment	18,411	2,087	16,324	14,949	9.2%
Total Operating Revenues	170,756	(3,547)	174,303	160,546	8.6%

Operating Expenses
Cost of revenues
Equipment	19,786	-	19,786	18,709	5.8%
Broadcast, programming and operations	26,727	-	26,727	21,159	26.3%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	32,906	(3,730)	36,636	37,942	(3.4)%
Selling, general and administrative	36,765	(2,196)	38,961	35,465	9.9%
Asset abandonments and impairments	46	-	46	2,914	(98.4)%
Depreciation and amortization	28,430	-	28,430	24,387	16.6%
Total Operating Expenses	144,660	(5,926)	150,586	140,576	7.1%
Operating Income	26,096	2,379	23,717	19,970	18.8%
Interest Expense	(7,957)	-	(7,957)	(6,300)	26.3%
Equity in Net Income (Loss) of Affiliates	(48)	-	(48)	(128)	62.5%
Other Income (Expense) - Net	6,782	-	6,782	1,597	-%
Income Before Income Taxes	24,873	2,379	22,494	15,139	48.6%
Income Tax Expense (Benefit)	4,920	583	4,337	(14,708)	-%
Net Income	19,953	1,796	18,157	29,847	(39.2)%
Less: Net Income Attributable to Noncontrolling Interest	(583)	(23)	(560)	(397)	(41.1)%
Net Income Attributable to AT&T	$19,370	$1,773	$17,597	$29,450	(40.2)%

Basic Earnings Per Share Attributable to AT&T	$2.85	$0.26	$2.59	$4.77	(45.7)%
Weighted Average Common Shares Outstanding (000,000)	6,778	-	6,778	6,164	10.0%

Diluted Earnings Per Share Attributable to AT&T	$2.85	$0.26	$2.59	$4.76	(45.6)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,806	-	6,806	6,183	10.1%